                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12



                          Accent Color Sciences, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          [ACCENT COLOR SCIENCES LOGO]

                          ACCENT COLOR SCIENCES, INC.
                           800 CONNECTICUT BOULEVARD
                            EAST HARTFORD, CT 06108

                                November 2, 1999

Dear Shareholder:

     You are cordially invited to attend the sixth Annual Meeting of Shareholders of Accent Color Sciences, Inc. on Monday, November 29, 1999, at 2:00 p.m. at the offices of the Company. As part of this year's Annual Meeting, you will have an opportunity to hear a report on the operations of the Company, as well as ask questions that you might have about the Company.

     There are several important matters on the agenda for the meeting. Your vote is important, regardless of the number of shares that you hold. We would appreciate it if you would promptly execute and return the proxy card enclosed with this material.

                                          Sincerely,

                                          /s/ Richard J. Coburn
                                          RICHARD J. COBURN
                                          Chairman of the Board

                                          Charles E. Buchheit signature
                                          CHARLES E. BUCHHEIT
                                          President and Chief Executive Officer

Enclosures

                          ACCENT COLOR SCIENCES, INC.
                           800 CONNECTICUT BOULEVARD
                            EAST HARTFORD, CT 06108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                November 2, 1999

To the Shareholders of Accent Color Sciences, Inc.:

     The Annual Meeting of Shareholders of Accent Color Sciences, Inc. will be held at the offices of the Company, at 800 Connecticut Boulevard, East Hartford, Connecticut on Monday, November 29, 1999, at 2:00 p.m., local time, for the following purposes:


     1.  To elect three Class 3 directors;


     2. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 35,000,000 shares to 50,000,000 shares;

     3. To approve an amendment to the Company's 1995 Stock Incentive Plan increasing the number of shares of Common Stock issuable thereunder from 2,000,000 shares to 4,000,000 shares;

     4. To approve the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's auditors for the year ending December 31, 1999; and

     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on October 29, 1999, will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed.

                                          By order of the Board of Directors

                                          /s/ Willard F. Pinney
                                          WILLARD F. PINNEY, JR.
                                          Secretary

                            ------------------------

                                   IMPORTANT

 It is important that your shares be represented at the Annual Meeting. Please sign,
date and return the enclosed proxy card promptly in order that your shares will be
  voted at the Annual Meeting. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.
                            ------------------------

                                PROXY STATEMENT

GENERAL INFORMATION


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Accent Color Sciences, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held on Monday, November 29, 1999, and at any adjournments or postponements thereof (the "Annual Meeting") at the offices of the Company, at 800 Connecticut Boulevard, East Hartford, Connecticut 06108. The close of business on October 29, 1999 is the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At such record date, there were outstanding 18,865,865 shares of the Company's Common Stock, no par value ("Common Stock"), each of which is entitled to one vote on each matter to be presented before the shareholders of the Company, and 1,828 shares of the Company's Series B Convertible Preferred Stock, no par value (the "Series B Stock"). Holders of Series B Stock vote together with holders of Common Stock as a single class (unless otherwise required by law). As of the record date, the holders of Series B Stock were entitled to 18,828,812 votes, being the number of shares of Common Stock into which the Series B Stock was then convertible (giving effect to certain limitations on conversion of the Series B Stock contained in the Company's Restated Certificate of Incorporation). This Proxy Statement, the accompanying form of proxy and the 1998 Annual Report to Shareholders are being first sent to shareholders on or about November 2, 1999.


VOTING

     Shares may be voted by shareholders of record in person or by proxy, and shares represented by a properly executed proxy will be voted with respect to all shares represented by it in accordance with the instructions, if any, given therein. If no instructions are given, the proxy will be voted as recommended by the Board of Directors and, in the discretion of the persons designated on the proxy card, the proxy will be voted with respect to any other matter which may properly come before the meeting or any adjournments or postponements thereof.

     Any proxy received by the Board of Directors may be revoked by the shareholder at any time prior to its use at the meeting by a subsequent written instrument signed in the same manner as the proxy and received by the Company either at the Annual Meeting or before the Annual Meeting at Accent Color Sciences, Inc., 800 Connecticut Boulevard, East Hartford, Connecticut 06108
Attention: Secretary.

     Under Connecticut law and the governing instruments of the Company, the presence, either in person or by proxy, of the holders of shares representing a majority of the votes entitled to be cast on a matter to be considered at the Annual Meeting is necessary to constitute a quorum for the transaction of business with respect to that matter. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast at the Annual Meeting by shareholders entitled to vote in the election. Approval of each of the other proposals set forth in the Notice of the meeting and approval of any other matters voted on at the Annual Meeting will be achieved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

     All matters to be considered at the Annual Meeting will be voted upon by holders of Common Stock and Series B Stock, voting together as a single class, except that, pursuant to Connecticut law, holders of Common Stock will also vote, as a separate class, on the proposed amendment increasing the authorized number of shares of Common Stock of the Company discussed in Item 2 below.

     An inspector of election will tabulate all votes cast at the Annual Meeting. For purposes of the foregoing voting requirements, the inspector of election will treat shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions as shares that are present and entitled to vote on the matters for purposes of determining the presence of a quorum, but neither proxies that withhold authority (without naming an alternative nominee) nor abstentions will be counted as votes cast at the Annual Meeting. Accordingly, such proxies will not have any effect on the outcome of the voting on the election of directors, or the approval of the other proposals. In the event that any other matters are submitted to shareholders at the Annual Meeting, abstentions will have no impact on the voting with respect to those matters.

     Shares represented at the Annual Meeting that are held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and over which the broker or nominee does not have discretionary voting power on a particular matter (so-called, "broker non-votes") will be treated as present for purposes of determining the presence of a quorum. However, such shares will not be treated as shares that are entitled to vote on the particular matter as to which the broker or nominee does not have discretionary authority, nor will they be treated as votes cast at the Annual Meeting. Accordingly, broker non-votes will have no impact on the voting with respect to any matter to come before the Annual Meeting.

SOLICITATION

     The cost of this solicitation will be borne by the Company. Solicitation will be made by use of the mails, except that, if necessary, directors, officers and regular employees of the Company (none of whom will receive any additional compensation therefor) may make solicitations of proxies by telephone, telecopy, telegram or personal interview. The Company may also engage a proxy soliciting firm at the Company's expense. The Company will reimburse brokers and other persons holding shares of Common Stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies.

                         ITEM 1. ELECTION OF DIRECTORS

INFORMATION ON NOMINEES


     The Company's Restated Certificate of Incorporation provides for three classes of directors, with each class to serve a term of three years. The Board is presently composed of seven directors, two of whom are members of Class 1, two of whom are members of Class 2 and three of whom are members of Class 3. The current terms of the members of Class 3 are scheduled to expire at this Annual Meeting. The Board has nominated for re-election as Class 3 directors the three persons who are now serving as Class 3 directors of the Company.



     The three Class 3 nominees standing for election at this Annual Meeting are Richard J. Coburn, Norman L. Milliard and Willard F. Pinney, Jr. If elected, their terms will expire in 2002. Biographical summaries of each nominee and of the continuing directors appear below.


     All nominees have consented to be so named and to serve if elected. If a nominee becomes unavailable for election, it is the intention of the persons named in the accompanying proxy card to vote for such other person, if any, as the Board of Directors may designate.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

                                    NOMINEES

For Class 3 Directors whose terms expire in 2002:

     Richard J. Coburn, age 67, has been Chairman of the Board since May 1996 and is a co-founder of the Company. Mr. Coburn served as President of the Company from May 1993 until May 1996 and served as Chief Executive Officer of the Company from May 1993 until August 1996. From 1991 until 1993, Mr. Coburn worked as an independent consultant to development stage companies. Mr. Coburn was a co-founder of KCR Technology, Inc., a manufacturer of high-speed, black-on-white printers, and served in various roles, both consulting and managerial, including President from 1977 to 1991. Mr. Coburn was also the founder of Coburn Technology, Inc., a developer of a xerographic printer product for word processing, the rights to which were sold to Wang Laboratories, Inc., and served as its President from 1974 to 1977. From 1968 to 1974, Mr. Coburn was president of Scan-Optics, Inc., a manufacturer of data capture equipment, of which he was a co-founder and currently serves as a director. Prior to 1968, Mr. Coburn had served in various engineering management positions in aerospace over a 14 year period. Mr. Coburn received his degree in engineering from Yale University.

     Norman L. Milliard, age 57, has been Vice Chairman and Chief Technology Officer of the Company since May 1998. Mr. Milliard served as President of the Company from May 1996 through May 1998 and served as Chief Executive Officer of the Company from August 1996 through May 1998. Mr. Millard was elected a director of the Company in 1995. Mr. Milliard served as Vice President of the Company from January 1994 until May 1996. From 1988 through 1993, Mr. Milliard served as head of the Special Product Group at AEG Schneider Automation, Inc. (formerly Modicon, Inc.), an industrial automation company, and as the Director of Engineering and Operations for KCR Technology, a manufacturer of high-speed, black-on-white printers, from 1982 to 1988. Mr. Milliard founded two companies in the electronic music field and holds a number of patents in both the printing and electronic music fields. Mr. Milliard received his degree in physics, with honors, from The Citadel, the Military College of South Carolina.


     Willard F. Pinney, Jr., age 56, has been Secretary of the Company since December 1993 and became a director of the Company in 1996. Mr. Pinney has been a partner since 1973 in the Connecticut law firm of Murtha, Cullina, Richter and Pinney LLP, which serves as counsel to the Company. He received his degree in political science from Yale University and his JD, with honors, from the University of Michigan Law School.


                              CONTINUING DIRECTORS

Class 1 directors, whose terms expire in 2000:


     Charles E. Buchheit, age 59, became President and Chief Executive Officer of the Company in May 1998 and became a director of the Company in March 1998. Mr. Buchheit served as a Corporate Officer and Division President at Moore Corporation from 1995 to 1997, where he also served as a member of the Moore Executive Committee. At Moore, Mr. Buchheit developed Integrated Customer Solutions, a division which had the capability of managing all forms of print. Prior to that time, Mr. Buchheit was a Corporate Officer and Vice President at Xerox Corporation from 1989 to 1995. At Xerox, he was responsible for launching the multi-billion dollar Docutech program worldwide. From 1975 to 1989, he held several executive positions at IBM Corporation, including Group Marketing Executive, Director of Operations and Director of Product Programs and Practices. At IBM, Mr. Buchheit was responsible for the worldwide marketing of mainframes, system software, storage and printing devices. He has served on the Board of Directors for Infomart and NEPS, a wholly owned subsidiary of Moore Corporation, and is currently a member of the Board of Directors for Intercon Associates, Incorporated.


     Robert H. Steele, age 60, became a director of the Company in 1996 and is Chairman of the Executive Compensation Committee. Mr. Steele is currently Vice Chairman of John Ryan Company, a banking services Company, of which he previously served as Senior Vice President since 1992. Mr. Steele was President of RHS Consulting, Inc., a business consulting firm, in 1991. From 1985 to 1990, Mr. Steele was Chairman and Chief Executive Officer of Dollar Dry Dock Bank of New York. Mr. Steele also served as President and CEO of Norwich Savings Society. Mr. Steele is a former U.S. Congressman from the State of Connecticut and currently serves as a director of Moore Medical Corp., a medical supplies distributor, Scan-Optics, Inc., a manufacturer of data capture equipment, NLC Insurance Companies, SmartServ Online, Inc., an online information provider and the New York Mercantile Exchange, a commodities exchange. Mr. Steele received his undergraduate degree from Amherst College and his Master's Degree from Columbia University and holds an honorary Doctor of Laws from Sacred Heart University.

Class 2 directors, whose terms expire in 2001:

     Joseph T. Brophy, age 65, became a director of the Company in March 1998 upon his election by the Board of Directors of the Company to fill a vacancy created by the retirement of Raymond N. Smith, a co-founder and former Chairman of the Board of Directors of the Company. Mr. Brophy retired as President of Travelers Insurance Company, a subsidiary of The Travelers Corporation, in 1993. Since then, he has served as a consultant with Actuarial Sciences Associates working with major companies such as AT&T, Equifax and others in developing their business strategies for health care. His prior experience with The Travelers included service as its Chief Information Officer in charge of data processing operations. Mr. Brophy is a fellow of the Society of Actuaries, holds memberships in the American Academy of Actuaries, New York Academy of Sciences, Acoustical Society of America and American Arbitration Association and has received awards including the Distinguished Information Sciences Award from the Data Processing Management Association in 1986 and the Award of Achievement in Managing Information Technology from Carnegie Mellon and American Management Systems in 1987. Mr. Brophy currently serves as a trustee of St. Joseph College and as a director of the Connecticut Opera. He has also served as a director of LIMRA International, Inc., trustee of RPI-Hartford Graduate Center, and director of the Connecticut Academy for Education in Mathematics, Sciences and Technology and the Greater Hartford Chamber of Commerce. He is currently an owner, director and co-founder of Solution Point, an information company that provides decision support tools, analysis and data for employers and health systems. Mr. Brophy is a cum laude graduate of Fordham University, from which he received a Bachelors of Science degree. He has also attended NYU Graduate School and completed the Advance Management Program at the Sloane School, MIT.

     Richard Hodgson, age 82, became a director of the Company in 1996 and is Chairman of the Audit Committee. Since 1980, Mr. Hodgson has been a director of McCowan Associates, Inc., an investment management firm, where he is currently in charge of technology investment strategies. Mr. Hodgson had previously been Corporate Senior Vice President of ITT Company, a hotels, gaming, entertainment and information publishing company, where he was worldwide Product Group Manager for the Engineered Products Group. Prior to joining ITT in 1968, Mr. Hodgson was President and CEO of Fairchild Camera, where he initiated Fairchild's entry into the semiconductor industry. Mr. Hodgson is a co-founder and a Director Emeritus of Intel Corporation, a manufacturer of microprocessor, communications and semiconductor products, and is also a director of IBIS Technology Corp., I-Stat Corp., the Aegis Fund and Continental Capital Corp. Mr. Hodgson received his degree in engineering from Stanford University and his MBA from Harvard University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Pursuant to a review of the Company's records, all required filings under
Section 16(a) of the Securities Exchange Act were made in compliance with such section with the exception of the following two delinquent filings. George T. Dolan, who, as of December 31, 1998, was no longer an employee of the Company, became Vice President of Operations on January 19, 1998 and was required to file Form 3 by January 29, 1998, but instead filed this form on February 13, 1998. Joseph T. Brophy was required to file Form 4 by June 10, 1998 for the purchase of 1,000 shares of the Company's Common Stock on May 31, 1998, but instead filed this form on September 1, 1998.


COMPENSATION OF DIRECTORS

     Directors of the Company who are not employees of the Company receive a monthly retainer of $750 and a per meeting fee of $750 for each meeting of the Board of Directors and any committee meetings attended in person by such director. The Company also reimburses directors for reasonable travel expenses incurred in order to attend meetings.

     Under its 1995 Stock Incentive Plan, the Company has established a stock incentive program for non-employee directors, whereby each newly elected director receives an initial option to purchase 5,000 shares of Common Stock and will receive an option to purchase an additional 5,000 shares of Common Stock on the date of the annual meeting of the Board each year through 2000 as long as the director remains in office. Under this program, Messrs. Brophy and Buchheit each received an option to purchase 5,000 shares upon their election to the Board on March 23, 1998 and each of Messrs. Brophy, Hodgson, Pinney and Steele received at the time of the Annual Meeting of Shareholders on May 8, 1998 an option to purchase 5,000 shares at an exercise price equal to the fair market value of the common stock as of the date of grant, as determined under the Company's 1995 Stock Incentive Plan, as amended. Although not as part of this program for non-employee directors, each such director also received, on a one-time basis, an option award to purchase 25,000 shares of Common Stock of the Company in the context of a comprehensive grant of options to all employees and non-employee directors on April 30, 1999.

     The Company, as permitted by Connecticut law, has purchased directors and officers liability insurance policies covering all of the Company's directors and officers on an annual basis and on a one time three-year basis with respect to the Company's initial public offering. The aggregate premiums for these policies paid or accrued during 1998 was approximately $72,800.

ATTENDANCE; BOARD COMMITTEES

     The business and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board may serve on one or more committees to carry out certain responsibilities. The standing committees of the Board of Directors are the Audit Committee and the Executive Compensation Committee.

     The Board of Directors held a total of seven regular and special meetings during 1998. Each director attended at least 75% of the aggregate number of meetings of the Board and Board committees on which such director served except for Mr. Brophy, who was elected in March 1998 to fill a vacancy and attended five out of seven such meetings.

     An Audit Committee was established in May 1996. This Committee is responsible for overseeing and reviewing the audit of the Company's books and accounts, for reviewing the audited financial statements of the Company, for reviewing the Company's internal control procedures and for reviewing the independence of the Company's independent public accountants. No member of this Committee is an employee of the Company. The Audit Committee met once during 1998. The current members of the Audit Committee are Richard Hodgson (Chairman) and Robert H. Steele.

     An Executive Compensation Committee was also established in May 1996 and is generally responsible for reviewing and recommending to the Board of Directors salaries and incentive compensation for the Company's executive officers. This Committee met three times in 1998. The current members of the Executive Compensation Committee are Robert H. Steele (Chairman), Joseph T. Brophy and Willard F. Pinney, Jr.

     The Company does not have a nominating committee.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of October 1, 1999 regarding the beneficial ownership of the Company's Common Stock by (i) each person (or group of affiliated persons) known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each of the directors of the Company, and each nominee for election as director, (iii) each of the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.



                                                               NUMBER OF
                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY    OF COMMON
                    NAME AND ADDRESS(1)                         OWNED(2)        STOCK
                    -------------------                       ------------    ----------
Richard J. Coburn(3)........................................     459,303         2.4%
Charles E. Buchheit(4)......................................     125,000           *
Norman L. Milliard(5).......................................     260,500         1.4%
Patrick J. Pedonti..........................................       2,500           *
Joseph T. Brophy(6).........................................      75,649           *
Richard Hodgson(7),(8)......................................      93,750           *
Willard F. Pinney, Jr.(7),(9)...............................     114,799           *
Robert H. Steele(7),(10)....................................     101,618           *
All directors and officers of the Company as a group (8
  persons)(11)..............................................   1,233,119         6.4%


------------
  *  Less than 1%
 (1) The address of all persons who are executive officers or directors of the Company is in care of the Company, 800 Connecticut Boulevard, East Hartford, Connecticut 06108.
 (2) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days of October 1, 1999 ("currently exercisable options") are treated as outstanding only for purposes of determining the amount and percent owned by such person or group.

 (3) Includes 23,334 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan.


 (4) Includes 5,000 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan and 100,000 shares of Common Stock subject to currently exercisable warrants.


 (5) Includes 145,000 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan.


 (6) Includes 35,000 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan.


 (7) Includes 65,000 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan.


 (8) Includes 3,750 shares of Common Stock subject to currently exercisable warrants.


 (9) Includes 30,000 shares of Common Stock subject to currently exercisable options granted to Murtha, Cullina, Richter and Pinney LLP, counsel to the Company, of which Mr. Pinney is a partner.


(10) Includes 17,118 shares of Common Stock owned by Mr. Steele's spouse and 1,500 shares of Common Stock subject to currently exercisable warrants issued to Mr. Steele's spouse, as to all of which he disclaims beneficial ownership.


(11) Includes 433,334 shares of Common Stock subject to currently exercisable options granted pursuant to the 1995 Stock Incentive Plan and 105,250 shares of Common Stock subject to currently exercisable warrants.

                               EXECUTIVE OFFICERS

     The current Executive Officers of the Company are set forth in the section entitled "Election of Directors". The term of each of the Executive Officers expires as of the next Annual Meeting of the Board of Directors.

                             EXECUTIVE COMPENSATION

REPORT OF EXECUTIVE COMPENSATION COMMITTEE


     Executive Compensation for 1998. The compensation of senior executives of the Company for 1998 was determined by the Board of Directors of the Company based upon recommendations of the Executive Compensation Committee of the Board of Directors (the "Committee"). The base salaries of the Company's executive officers have been determined at levels which management and the Board of Directors believe to be appropriate and competitive in order to attract and retain individuals with talents and experience necessary to carry out the Company's business plan, but only when viewed in combination with awards made to such executive officers under the Company's 1995 Stock Incentive Plan (the "Stock Incentive Plan"). In view of the continuing priority on cash management, awards under the Stock Incentive Plan have become a critical component of executive compensation, including awards which are contingent upon shareholder approval of an additional allocation of shares of common stock to the Stock Incentive Plan. In keeping with the Company's focus on cash management during 1998, no significant cash bonuses were paid with respect to such year. Furthermore, the base salary level of Charles E. Buchheit, who joined the Company as its President and Chief Executive Officer in May 1998, was established at a relatively low level for a person of his experience but was supplemented with substantial stock option incentives.


     Repricing of Options. Concurrent with the grant of options under the Stock Incentive Plan to Mr. Buchheit on April 14, 1998, and in recognition of his desire that other employees of the Company be appropriately incented to work with him in achieving the Company's objectives, the Board of Directors approved the repricing of all options granted under such Stock Incentive Plan, with exercise prices in excess of the exercise price of options granted to Mr. Buchheit, to the fair market value of the Company's Common Stock at which Mr. Buchheit's options were granted ($3.13 per share). The Board of Directors concurred with management's recommendation that all employees with higher-priced options should be placed on the same footing as Mr. Buchheit in order to foster a sense of unity in moving forward with the Company's business plan. Subsequently, in September 1998, the fair market value of the Company's Common Stock having fallen to approximately one-third of its value in April 1998, management was again struggling with the need to provide adequate incentives to maintain key personnel during a difficult period in the Company's development. The Board of Directors again concurred with management that a further repricing of outstanding options under the Stock Incentive Plan to the current then fair market value of the Company's Common Stock ($1.00 per share) would be appropriate, but only on the condition that an additional one-year vesting requirement be imposed on each person accepting the repricing. Thus, the vesting period for options held by each person accepting the repricing was extended by one year, including options which otherwise were fully vested. It was the judgment of the Board of Directors that the combination of repricing with extended vesting requirements would constitute a viable incentive for option holders to remain with the Company under the circumstances.

     Responsibilities and Policies of Executive Compensation Committee. The responsibilities of the Executive Compensation Committee include formulating policies and making recommendations to the Board of Directors with respect to compensation of executive officers of the Company. The Committee held three meetings in 1998 in order to consider base salary adjustments and incentive stock option awards for senior executive officers and formulate policies with respect to Executive Compensation generally.


     Limitation of Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1,000,000 per year paid or accrued for its chief executive officer or any of the four other most highly compensated executive officers. Certain "performance based" compensation is not subject to the limitation on deductibility provided certain stockholder approval and independent director requirements are met. Because the compensation paid to each of the Company's executive officers have not exceeded nor approached $1,000,000 in any year, the Committee does not believe that this limitation on deductibility of executive compensation is currently of any concern to the Company. However, the Committee will continue to review this limitation in light of future events with the objective of achieving deductibility of executive compensation, as appropriate.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          ROBERT H. STEELE, CHAIRMAN
                                          JOSEPH T. BROPHY
                                          WILLARD F. PINNEY, JR.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the Executive Compensation Committee members, Robert H. Steele, Joseph T. Brophy and Willard F. Pinney, Jr., nor any executive officer of the Company served during 1998 as a member of the Compensation Committee of any other company. All members of the Executive Compensation Committee are outside directors, except that Willard F. Pinney, Jr., is Secretary of the Company and a partner of Murtha, Cullina, Richter and Pinney LLP, counsel to the Company.

SUMMARY EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities to the Company for the fiscal year ended December 31, 1998 of (i) the chief executive officer and (ii) the Company's other most highly compensated executive officers whose total salary and bonus for the year ended December 31, 1998 exceeded $100,000 (the "Named Executive Officers").


                                                                                             LONG-TERM
                                                      ANNUAL COMPENSATION               COMPENSATION AWARDS
                                           -----------------------------------------   ---------------------
                                                                      OTHER ANNUAL     SECURITIES UNDERLYING
     NAME & PRINCIPAL POSITION       YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)     OPTIONS/SARS (#)
     -------------------------       ----  ----------   ---------   ----------------   ---------------------
Richard J. Coburn..................  1998   120,000         500              --               120,000(1)
  Chairman                           1997   121,923      24,663              --                10,000
                                     1996   128,846                          --                30,000
Charles E. Buchheit................  1998   166,667         500          19,547(2)            610,000(1)(3)
  President and CEO
Norman L. Milliard.................  1998   181,344         500              --               220,000(1)
  Vice Chairman and CTO              1997   161,077      46,480              --                15,000
                                     1996   155,692          --          26,000(4)             30,000
Patrick J. Pedonti.................  1998   130,000         500          59,277(5)            205,000(1)(6)
  Vice President and CFO             1997    99,038          --          36,256(5)            150,000


------------
(1) Includes the re-pricing of previously granted options. Outstanding options at October 1, 1999 for the named executive officers were Mr. Coburn 60,000, Mr. Buchheit 255,000, Mr. Millard 110,000 and Mr. Pedonti -0-.

(2) Consists of various living expense reimbursements to Mr. Buchheit pursuant to his employment agreement with the Company.

(3) Includes a common stock warrant to purchase 100,000 shares of the Company's Common Stock, commencing on September 29, 1999, at an exercise price of $1.00 per share and expiring in 2003.

(4) Reflects reimbursement of expenses of Mr. Milliard relating to his relocation to Connecticut consisting of rent expense in 1996 under an arrangement which expired in February 1997.

(5) Reflects various living and relocation expense reimbursements to Mr. Pedonti in connection with his relocation to Connecticut.

(6) Mr. Pedonti resigned his employment with the Company in May 1999 and all of his options have subsequently lapsed.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the stock option grants made to each of the Named Executive Officers in fiscal 1998. No stock appreciation rights were granted during such year.

                                                                                         POTENTIAL REALIZABLE
                                  INDIVIDUAL GRANTS                                        VALUE AT ASSUMED
                              --------------------------                                   ANNUAL RATES OF
                               NUMBER OF     % OF TOTAL                                      STOCK PRICE
                              SECURITIES    OPTIONS/SARS    EXERCISE OR                    APPRECIATION FOR
                              UNDERLYING     GRANTED TO      BASE PRICE                    OPTION TERM (2)
                              OPTIONS/SAR   EMPLOYEES IN     PER SHARE      EXPIRATION   --------------------
            NAME              GRANTS (#)    FISCAL YEARS     ($/SH)(1)         DATE       5% ($)    10% ($)
            ----              -----------   ------------   --------------   ----------   --------  ----------
Charles E. Buchheit.........      5,000(3)     19.6 %           2.19         03/23/03      3,022       6,677
                                250,000(3)      9.79%           3.13         04/14/08    491,324   1,245,112
                                250,000(3)      9.79%           1.00         04/14/08    148,234     370,767
                                  5,000(3)     19.6 %           1.00         03/23/03      1,221       2,663
Richard J. Coburn...........     20,000(3)       .8 %           2.31         01/20/08     29,086      73,711
                                 10,000(3)       .4 %           3.13         03/20/07     17,067      41,956
                                 30,000(3)      1.18%           3.13         04/09/06     44,669     106,949
                                 30,000(3)      1.18%           1.00         04/09/06     13,310      31,467
                                 10,000(3)       .39%           1.00         03/20/07      5,118      12,421
                                 20,000(3)       .78%           1.00         01/20/08     11,499      28,571
Norman L. Milliard..........     20,000(3)       .78%           2.31         01/20/08     29,086      73,711
                                 45,000(3)      1.76%           3.13         10/09/00     18,147      37,627
                                 13,947(3)       .55%           3.13         03/20/07     23,804      58,517
                                  1,053(3)       .04%           3.13         03/20/07      1,797       4,418
                                 30,000(3)      1.18%           3.13         02/02/06     43,453     103,520
                                 30,000(3)      1.18%           1.00         02/02/06     12,930      30,417
                                  1,053(3)       .04%           1.00         03/20/07        539       1,308
                                 13,947(3)       .55%           1.00         03/20/07      7,138      17,323
                                 20,000(3)       .78%           1.00         01/20/08     11,499      28,571
                                 45,000(3)      1.76%           1.00         10/09/00      4,679       9,592
Patrick J. Pedonti..........      5,000(3)       .20%           2.31         01/20/08      7,272      18,428
                                 75,000(3)      2.94%           3.13         03/20/07    128,005     314,673
                                 45,000         1.76%            .91         09/21/08     25,647      64,995
                                  5,000(3)       .20%           1.00         01/20/08      2,875       7,143
                                 75,000(3)      2.94%           1.00         03/20/07     38,386      93,154

------------
(1) All options were granted at the fair market value on the date of grant as determined by the Board of Directors.

(2) The 5% and 10% assumed annual rates of compound stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not reflect the Company's estimates or projections of future Common Stock prices. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term. no value will be realized from the option grants made to the executive officers.

(3) Reflects options that were re-priced during the year pursuant to a stock option re-pricing and a stock option modification occurring on April 14, 1998 and September 29, 1998, respectively, as approved by the Board of Directors of the Company.

AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR AND OPTION VALUES AS OF DECEMBER 31, 1998

     None of the Named Executive Officers exercised stock options during the year ended December 31, 1998. The following table provides information regarding the number of shares underlying both exercisable and unexercisable stock options as of December 31, 1998 and the values of unexercised "in-the-money" options as of that date. An option is "in-the-money" if the per share fair market value of the underlying share exceeds the option's exercise price per share.


                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS/SARS AT               OPTIONS/SARS AT
                                  NUMBER OF                    DECEMBER 31, 1998           DECEMBER 31, 1998(1)
                                   SHARES                 ---------------------------   ---------------------------
                                  ACQUIRED      VALUE     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                 ON EXERCISE   REALIZED       (#)            (#)            ($)            ($)
                                 -----------   --------   -----------   -------------   -----------   -------------
Charles E. Buchheit............      --          --             --         255,000          --             --
Richard J. Coburn..............      --          --             --          60,000          --             --
Norman L. Milliard.............      --          --         75,000         110,000          --             --
Patrick J. Pedonti.............      --          --             --         125,000          --             --

------------
(1) Based on the closing price at December 31, 1998 of $2 2/32.

EMPLOYMENT AGREEMENTS


     Charles E. Buchheit and Norman L. Milliard have entered into employment agreements with the Company. Both agreements have a three-year term and expire on April 14, 2001 and June 30, 2001, respectively. If his employment agreement were terminated without "cause", as defined in the agreement, Mr. Buchheit would be entitled to receive (i) his base salary for the longer of a two-year period commencing on the date of termination or the balance of the three-year employment term; (ii) any accrued vacation; (iii) payment of health benefits for the balance of the employment term, and (iv) immediate vesting in all outstanding options, and Mr. Milliard would be entitled to receive his base salary and payment of health benefits for the balance of the three-year term. Mr. Buchheit's current base salary is $250,000 and Mr. Milliard's current base salary is $150,000.


     The employment agreements restrict Mr. Buchheit and Mr. Milliard from directly or indirectly competing with the Company through the participation in the development or distribution of any product related to the Company's product or processes during the term of the agreement and for a period of one year after if they voluntarily resign from the Company or are terminated for cause. The Employment Agreements do not otherwise restrict Mr. Buchheit and Mr. Milliard from pursuing any other business interests that do not directly compete with the Company.

STOCK INCENTIVE PLAN

     In January 1995, the Board of Directors and shareholders of the Company adopted the 1995 Stock Incentive Plan (the "Stock Incentive Plan"). Pursuant to the Stock Incentive Plan, the Board of Directors or a committee thereof may grant options or other awards for up to 2,000,000 shares of Common Stock. On April 30, 1999, the Board of Directors amended the Stock Incentive Plan to increase the number of shares with respect to which awards may be granted from 2,000,000 shares to 4,000,000 shares, subject to shareholder approval at the Annual Meeting (see Item 3 below). The Stock Incentive Plan is designed to give directors, officers and employees of the Company and other persons an expanded opportunity to acquire Common Stock in the Company or receive other long-term incentive remuneration in order that they may participate in the Company's growth and be motivated to remain with the Company and promote its further development and success.

     The Stock Incentive Plan includes provisions for granting both "incentive stock options" intended to qualify for certain federal tax advantages and "non-statutory options" which do not qualify for such tax advantages. Qualified incentive stock options may be granted only to eligible persons who are full-time employees of the Company while non-statutory options may be granted to any persons, including directors, consultants and advisors of the Company who, in the sole opinion of the Board of Directors or a committee thereof are, from time to time, responsible for the management or growth of all or part of the business of the Company.

     The purchase price under each incentive stock option is as determined by the Board of Directors or a committee thereof but may not be less than 100% of the fair market value of the shares subject to such option on the date of grant, provided that such option price may not be less than 110% of such fair market value in the case of any stock option granted to a principal shareholder. The purchase price per share of Common Stock deliverable upon the exercise of non-statutory options is determined by the Committee, but may not be less than 85% of the fair market value of the Common Stock on the date of grant.

     Each option granted under the Stock Incentive Plan becomes exercisable on such date or dates and in such amount or amounts as the Board of Directors or a committee thereof determines. To date, all incentive stock options granted to employees are exercisable with respect to not more than one-third of the shares subject thereto after the expiration of one year following the date of its grant, and are exercisable as to an additional one-third of such shares after the expiration of each of the succeeding two years, on a cumulative basis, so that such option, or any unexercised portion thereof, shall be fully exercisable on the third anniversary of the date of its grant.

     As of October 1, 1999, incentive stock options to purchase 2,587,161 shares of Common Stock and non-statutory options to purchase 590,589 shares of Common Stock net of cancellations and exercises have been granted. Such incentive options include options to purchase 1,824,500 shares which are subject to shareholder approval at the Annual Meeting. All such options have been granted to employees of the Company, except for options granted (i) to non-employee directors, as described above, (ii) to Murtha, Cullina, Richter and Pinney LLP, counsel to the Company, an option granted in January 1995 entitling it to purchase 30,000 shares of the Company's Common Stock for a period of five years at an exercise price of $1.19 per share, (iii) to a consultant of the Company, an option granted in April 1996 and repriced in April 1998 entitling him to purchase 2,250 shares of the Company's Common Stock for a period of five years at an exercise reprice of $3.13, (iv) to the Company's Investor Relations firm, an option granted in July 1997 and repriced in April 1998 entitling it to purchase 10,000 shares of the Company's Common Stock for a period of five years at an exercise reprice of $3.13 and an option granted in April 1998 entitling it to purchase 5,000 shares of the Company's Common Stock for a period of five years at an exercise price of $3.13, (v) to a consultant of the Company, an option granted in October 1997 and repriced in April 1998 entitling him to purchase 20,000 shares of the Company's Common Stock for a period of five years at an exercise reprice of $3.13, (vi) to a consultant of the Company, an option granted in September 1998 entitling him to purchase 20,000 shares of the Company's Common Stock for a period of 5 years at an exercise price of $0.91 and
(vii) to a consultant of the Company, an option granted in March 1999 entitling him to purchase 25,000 shares of the Company's Common Stock for a period of 5 years at an exercise price of $0.23. All options, both incentive and non-statutory, have been granted at fair market value as determined by the Board of Directors on the date of grant.

     During 1998, certain options granted under the Stock Incentive Plan were repriced. See Executive Compensation -- Report of Executive Compensation Committee.

TEN-YEAR OPTIONS/SAR REPRICINGS

                                       NUMBER OF
                                       SECURITIES                                                   LENGTH OF ORIGINAL
                                       UNDERLYING    MARKET PRICE OF    EXERCISE PRICE                 OPTION TERM
                                      OPTIONS/SARS   STOCK AT TIME OF     AT TIME OF       NEW      REMAINING AT DATE
                                      REPRICED OR      REPRICING OR      REPRICING OR    EXERCISE    OF REPRICING OR
NAME                         DATE      AMENDED(#)      AMENDMENT($)      AMENDMENT($)    PRICE($)       AMENDMENT
----                       --------   ------------   ----------------   --------------   --------   ------------------
           (A)               (B)          (C)              (D)               (E)           (F)             (G)
Charles E. Buchheit......  09/29/98       5,000            1.00              2.19          1.00     4 yrs & 6 mos
                           09/29/98     250,000            1.00              3.13          1.00     9 yrs & 6 1/2 mos
Richard J. Coburn........  09/29/98      20,000            1.00              2.31          1.00     9 yrs & 4 mos
                           09/29/98      10,000            1.00              3.13          1.00     8 yrs & 6 mos
                           09/29/98      30,000            1.00              3.13          1.00     7 yrs & 6 mos
Norman L. Milliard.......  09/29/98      20,000            1.00              2.31          1.00     9 yrs & 4 mos
                           09/29/98      45,000            1.00              3.13          1.00     2 yrs
                           09/29/98      13,947            1.00              3.13          1.00     8 yrs & 6 mos
                           09/29/98       1,053            1.00              3.13          1.00     8 yrs & 6 mos
                           09/29/98      30,000            1.00              3.13          1.00     7 yrs & 6 mos
Patrick J. Pedonti.......  09/29/98       5,000            1.00              2.31          1.00     9 yrs & 4 mos
                           09/29/98      75,000            1.00              3.13          1.00     8 yrs & 6 mos

CERTAIN TRANSACTIONS

     Willard F. Pinney, Jr. is a partner of the law firm of Murtha, Cullina, Richter and Pinney LLP, which serves as counsel to the Company.

                               PERFORMANCE GRAPH

     The following graph demonstrates a comparison of cumulative total return based on an initial investment of $100 in the Company's Common Stock as compared with the Nasdaq Computer Manufacturers Index and the Nasdaq Composite Index and assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects the Company's relative stock price for the period commencing on December 18, 1996, the date the Company's Common Stock began trading on the Nasdaq National Market, and ending on December 31, 1998. The following graph includes information required by the Securities and Exchange Commission and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

                          [Comparison of Total Return]

             ITEM 2. INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors of the Company has approved an amendment to the Restated Certificate of Incorporation of the Company increasing the authorized number of shares of Common Stock of the Company from 35,000,000 shares to 50,000,000 shares. Under Connecticut law, this amendment requires approval by holders of Common Stock voting as a separate class as well as the Common Stock and Series B Stock, voting together as a single, combined class.


     As of October 29, 1999, there were 18,865,865 shares of Common Stock issued and outstanding. In addition, as of October 29, 1999, 1,870,250 shares of Common Stock were reserved for issuance upon exercise of options or other awards granted by the Company under its 1995 Stock Incentive Plan (the "Stock Incentive Plan") (not including 1,824,500 shares issuable under options granted subject to shareholder approval as discussed in Item 3 below), 3,602,607 shares were reserved for issuance pursuant to other outstanding warrants issued in connection with previous financings, and 1,375,000 were reserved for issuance upon the conversion of outstanding convertible debt. Furthermore, pursuant to the terms of the Series B Stock, 7,022,841 additional shares of Common Stock have been reserved for issuance upon conversion of or otherwise pursuant to the terms of the Series B Stock and in connection with breaches (if any) by the Company of its obligations with respect to the Series B Stock.



     The number of shares reserved with respect to the Series B Stock may be in excess of or less than the number of shares actually required to be issued upon conversion of or otherwise issuable in connection with the Series B Stock. The two holders of Series B Stock have agreed with the Company to certain modifications of the terms of the Series B Stock, including a fixed conversion rate and termination of redemption rights, provided the Company consummates certain additional financing arrangements at or about the time of the Annual Meeting.



     Accordingly, there are only 1,988,437 shares of Common Stock currently authorized, unreserved and available to the Company for use in connection with financings or other corporate purposes.



     The Company expects to require additional authorized Common Stock in connection with its current financing efforts and requirements. The Company also will require additional authorized shares of Common Stock for its Stock Incentive Plan assuming approval of the proposal discussed in Item 3 below. Apart from these requirements, the Company has no current plans requiring additional authorized Common Stock.



     The Board of Directors of the Company believes that the lack of adequate shares of Common Stock currently available for future corporate requirements may inhibit the Company's plans and objectives, in which event the Company could be required to call a special meeting of stockholders in order to authorize additional shares at a later time at considerable expense and at the risk of being unable to capitalize upon current opportunities as they arise.


     All additional shares of Common Stock authorized pursuant to this proposal would be subject to issuance by the Board of Directors of the Company without further shareholder approval except as may be required by law in connection with any given transaction or pursuant to the rules of any exchange on which shares of Common Stock of the Company may be listed in the future. Any such issuance could dilute and adversely affect various rights of the holders of shares of Common Stock and, in addition, could be used to discourage an unsolicited attempt to acquire control of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

          ITEM 3. APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN.

INCREASE IN AUTHORIZED SHARES


     Approval is being sought for an increase in the number of shares issuable pursuant to the Company's 1995 Stock Incentive Plan (the "Stock Incentive Plan") from 2,000,000 shares of Common Stock to 4,000,000 shares of Common Stock, as approved by the Board of Directors in April 1999, subject to shareholder approval.


     The Stock Incentive Plan currently provides for the issuance of up to 2,000,000 shares of Common Stock upon the exercise of options or other awards granted pursuant to the Stock Incentive Plan. The terms and provisions of the Stock Incentive Plan are discussed in detail under Item 1 of this Proxy Statement. As of October 1, 1999, there were 1,353,250 shares of Common Stock reserved for issuance upon the exercise of outstanding options granted pursuant to the Stock Incentive Plan with 517,000 shares remaining available for additional option grants or awards pursuant to the Stock Incentive Plan. However, this does not include the grant to all employees of the Company on April 30, 1999 of options to purchase an aggregate of 1,824,500 shares of common stock, contingent upon the approval by shareholders at the Annual Meeting of the proposals discussed herein concerning additional authorized shares of common stock and the allocation of additional shares of Common Stock under the Stock Incentive Plan.

     As of April 30, 1999, it was the judgment of the Company's management that substantial employee incentives were required to retain experienced personnel at a time of considerable uncertainty as to the future prospects of the Company. In view of the Company's limited cash resources, the Board of Directors of the Company determined that a substantial increase in awards under the Stock Incentive Plan was required in order to maintain valuable personnel. In reaching this decision, the Board also took note of the dilutive effects of preferred stock conversions and the Company's capital funding program. Currently, the 4,000,000 shares issued or issuable under the Stock Incentive Plan, assuming shareholder approval of this proposal, would represent approximately 17% of the total number of shares outstanding and issuable upon conversion of outstanding shares of Series B Stock. Management believes that the ratio of shares issued and issuable under the Stock Incentive Plan to all outstanding shares of its common stock, including shares issuable upon conversion of outstanding shares of its Series B Stock, is well within the parameters of other companies similarly situated.


     Management of the Company regards the Stock Incentive Plan as an important element of the compensation program of the Company. Management is also attempting to conserve cash required in the operations of the Company by providing non-cash equity incentives through the operation of the Stock Incentive Plan. Furthermore, management believes that the Company has been fortunate in obtaining the services of many talented, dedicated employees whose incentive to remain with the Company is substantially enhanced by having a stake in the Company's future. It has been a policy of management, to the extent permitted under the terms of the Stock Incentive Plan, to incent all employees through the grant of options under the Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                        ITEM 4. APPOINTMENT OF AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as auditors of the Company for the year ending December 31, 1999, subject to approval by shareholders at the Annual Meeting. PricewaterhouseCoopers LLP, has served as the Company's independent auditors since 1995. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to questions of shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                     PROPOSALS FOR THE 2000 ANNUAL MEETING

     In accordance with the rules of the Securities and Exchange Commission, shareholder proposals for inclusion in the Company's proxy statement for the 2000 Annual Meeting must be received at the Company's offices at 800 Connecticut Boulevard, East Hartford, Connecticut 06108, Attention: Secretary within a reasonable time before the Company begins to print and mail its proxy materials.

                                 OTHER MATTERS

     The Board of Directors does not intend to present any other matters before the meeting and is not informed of any other business which others may bring before the meeting. However, if any other matters should properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying Proxy Card to vote on each such matter as they, in their sole discretion, may determine.

     THE COMPANY'S ANNUAL REPORT ON FORMS 10-K AND 10-K/A FOR THE YEAR ENDED DECEMBER 31, 1998, FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S OFFICES AT 800 CONNECTICUT BOULEVARD, EAST HARTFORD, CONNECTICUT 06108, ATTENTION: SECRETARY.

              - Please Detach and Mail in the Envelope Provided -




A [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                                 FOR         WITHHELD
                                 ALL         FROM ALL
                              NOMINEES*      NOMINEES
1. ELECTION
   OF THREE                     [ ]            [ ]
   DIRECTORS.

(* Instruction: To withhold authority to vote for any nominee, write such nominee's name(s) below.)

[ ]_____________________________________



CLASS 3 NOMINEES:
                  Richard J. Coburn
                  Norman L. Milliard
                  Willard F. Pinney, Jr.



                                                FOR         AGAINST      ABSTAIN
2.       Proposed approval of an
         amendment to the Company's             [ ]            [ ]          [ ]
         Restated Certificate of
         Incorporation;



3.       Proposed approval of amendment
         to the Company's 1995 Stock            [ ]            [ ]          [ ]
         Incentive Plan;




4.       Proposed approval of the
         selection of
         PricewaterhouseCoopers LLP as          [ ]            [ ]          [ ]
         auditors of the Company for the
         year ending December 31, 1999.



5. In their discretion, upon the transaction of other business as may properly come before the meeting or any adjournments or postponements thereof.

 MARK HERE                MARK HERE
FOR ADDRESS              IF YOU PLAN
 CHANGE AND    [ ]        TO ATTEND    [ ]
NOTE AT LEFT             THE MEETING


 Signature:_________________________________  Date_______________

 Signature:_________________________________  Date_______________

 NOTE: Please sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If a corporation, please sign by president or other authorized officer and indicate title. If shares are registered in the names of joint tenants or trustees, each tenant or trustee is required to sign.

                           ACCENT COLOR SCIENCES, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      ACCENT COLOR SCIENCES, INC. FOR THE ANNUAL MEETING, NOVEMBER 29, 1999

            The undersigned hereby constitutes and appoints RICHARD J. COBURN and CHARLES E. BUCHHEIT, and each of them, with full power to act with or without the other and with full power of substitution, his or her true and lawful agents and proxies to represent the undersigned at the Annual Meeting of Shareholders of Accent Color Sciences, Inc. (the "Company") to be held at 800 Connecticut Boulevard, East Hartford, Connecticut, at 2:00 p.m. on Monday, November 29, 1999, and at any adjournments or postponements thereof, and authorizes said Proxies to vote all shares of the Company shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

            YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND AUTHORIZES THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE